Exhibit 10.1

CENTERPOINT PROPERTIES TRUST
100,000

Series D Flexible Cumulative Redeemable Preferred Shares
(Five-Year Initial Fixed Rate Period)
(Liquidation Preference $1,000 per Preferred Share)

UNDERWRITING AGREEMENT

December 9, 2004

LEHMAN BROTHERS INC.
WACHOVIA CAPITAL MARKETS, LLC
J.P. MORGAN SECURITIES, INC.
c/o Lehman Brothers Inc.
745 7th Avenue
New York, New York 10019

Ladies and Gentlemen:

CenterPoint Properties Trust, a Maryland real estate investment trust (the “Company”), proposes to sell 100,000 shares of the Company’s Series D Flexible Cumulative Redeemable Preferred Shares (Five-Year Initial Fixed Rate Period) (Liquidation Preference $1,000 per Preferred Share) (the “Shares”) to you (the “Underwriters”).  This is to confirm the agreement concerning the purchase of the Shares from the Company by the Underwriters.

1.             REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY.

The Company represents, warrants and agrees that:

(a)           Two registration statements (File Nos. 333-113572 and 333-42748) on Form S-3, and amendments thereto, with respect to, among other things, the Shares, have been prepared and filed by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder, and have become effective under the Act.  As used in this Agreement, (i) "Registration Statement” means such two registration statements, collectively (including all documents incorporated therein by reference), when each became effective under the Act, and as from time to time amended or supplemented thereafter, or, if later, at the time of the Company’s filing of an annual report pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (if any post-effective amendment to any such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the time the most recent such amendment has been declared effective by the Commission); (ii) “Base

Prospectus” means the most recently filed prospectus (including all documents incorporated therein by reference) included in the Registration Statement; and (iii) “Prospectus” means the Base Prospectus (including all documents incorporated therein by reference) and any amendments or supplements thereto (including the applicable Pricing Supplement) relating to the Shares, as filed with the Commission pursuant to paragraph (b) of Rule 424 of the Rules and Regulations.  The Commission has not issued any order preventing or suspending the use of the Prospectus.  Any reference in this Agreement to amending or supplementing the Prospectus shall be deemed to include the filing of materials incorporated by reference in the Prospectus after the Closing Date (defined herein).

(b)           The documents incorporated by reference in the Prospectus, when they became effective or were filed, as amended, with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary or make the statements therein not misleading; provided, however, no representation or warranty is made as to any statements or omissions made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein.

(c)           The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein.

(d)           The Company has been duly formed under the Maryland REIT Law and is validly existing as real estate investment trusts in good standing under the laws of Maryland and is duly qualified to do business and in good standing as a foreign real estate investment trust in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged.

The Company’s subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except in any such case where the failure to so qualify or be in good standing would not have a material adverse effect upon the Company and its subsidiaries taken as a whole; and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company is a “significant subsidiary,” as such term is defined in Regulation S-X of the Rules and Regulations.

(e)           The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of beneficial interest of the Company have been duly authorized, validly issued and are fully paid and non-assessable, are not subject to preemptive or other similar rights, and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock or of beneficial interest, as the case may be, of each subsidiary of the Company have been duly authorized, validly issued and are fully paid and non-assessable and except as set forth in the Prospectus are owned directly or indirectly by the Company as described in the Prospectus.

(f)            The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable; and the Shares will conform to the descriptions thereof contained in the Prospectus.  Upon payment of the purchase price as set forth in Section 2 herein and delivery of certificates representing the Shares in accordance hereto, each of the Underwriters will receive good, valid and marketable title to the Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities.

(g)           Each of this Agreement, the remarketing agreement to be entered into on the Delivery Date (the “Remarketing Agreement”) and the calculation agent agreement to be entered into on the Delivery Date (the “Calculation Agent Agreement”) has been or will be, as the case may be, duly authorized, executed and delivered by the Company and constitutes, or will constitute, the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefore may be brought.  The Company has full real estate investment trust power to execute, deliver and file articles supplementary pertaining to the Shares (the “Articles Supplementary”), which Articles Supplementary establish and fix the rights and preferences of the Shares.  The execution, delivery and performance of each of this Agreement, the Remarketing Agreement and the Calculation Agent Agreement by the Company and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action and did not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Company or any of its subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except such conflicts or defaults  that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; nor did or will such actions result in any violation of the provisions of the declaration of trust or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body was or is required for the execution, delivery and performance of this Agreement, the Remarketing Agreement and the Calculation Agent Agreement by the Company and the consummation of the transactions contemplated hereby.

(h)           There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company or any subsidiary of the Company to file a registration statement under the Securities Act with respect to any securities of the Company or any subsidiary of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

(i)            Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood, earthquake or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any material change in the shares of beneficial interest or long-term debt of the Company and of its subsidiaries taken as a whole, except as incurred in the ordinary course of business, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

(j)            The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly in all material respects the financial condition and results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity in all material respects with generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the financial schedules and other financial information included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein.

(k)           PricewaterhouseCoopers L.L.P., whose report appears in the Company’s most recent Annual Report or Form 10-K which is incorporated by reference in the Prospectus, are independent public accountants as required by the Securities Act, the Rules and Regulations and the Public Accounting Oversight Board (United States).

(l)            The Company (i) has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act), and the Company has: (A) designed such controls and procedures to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (B) evaluated such controls and procedures for effectiveness and presented conclusions about the effectiveness of such controls and procedures in the periodic reports required under the Exchange Act as of the end of the period covered by such report, and (C) disclosed in the periodic reports required under the Exchange Act any change in the Company’s internal control over financial reporting that occurred during the Company’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.  Based on the evaluation of its disclosure controls and procedures, the Company is not aware of (A) any significant deficiency or material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(m)          (i) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; (ii) all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; (iii) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets of any of the Company or its subsidiaries which are required to be disclosed in the Prospectus are disclosed therein; (iv) neither the Company nor any of its subsidiaries is in default under any of the leases pursuant to which any of the Company or its subsidiaries leases its properties and neither the Company nor any of its subsidiaries knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases except for any such defaults which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; (v) except as described in the Prospectus, no tenant under any of the leases pursuant to which any of the Company or its subsidiaries leases properties has an option or right of first refusal to purchase the premises under such lease which exercise of such option or right would, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; (vi) each of the properties of any of the Company or its subsidiaries complies with all applicable codes and zoning laws and regulations, except for such failures to comply which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; and (vii) neither the Company nor any of its subsidiaries has knowledge of any pending or threatened condemnation, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to the properties of any of the Company or its subsidiaries, except as may be described in the Prospectus or any such matter which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

(n)           The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

(o)           The Company and each of its subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses, except where the failure to own or possess such rights would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole, and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

(p)           There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; and to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(q)           There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

(r)            No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers or shareholders of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

(s)           No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

(t)            The Company and each ERISA Affiliate (i.e., any trade or business that is treated as a single employer with the Company under Section 414 under the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”)) have operated and administered each “employee benefit plan” (as defined in ERISA) in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any ERISA Affiliate would have any liability; neither the Company nor any ERISA Affiliate has incurred nor expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code; and each “pension plan” for which the Company or any ERISA Affiliate would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(u)           The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon,

and no tax deficiency has been determined adversely to the Company or any of its subsidiaries, which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a material adverse effect on the consolidated financial condition, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

(v)           Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, other than in connection with stock option and other benefit plans and agreements, the conversion of preferred stock or debentures into common shares of beneficial interest and the issuance of shares under the Dividend Reinvestment and Stock Purchase Plan, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its shares of beneficial interest (other than regular quarterly dividends).

(w)          The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

(x)            Neither the Company nor any of its subsidiaries (i) is in violation of its declaration of trust or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

(y)           Neither the Company nor any of its subsidiaries, nor, to the Company’s knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(z)            There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of any material by the Company or any of its subsidiaries or, to the Company’s knowledge, any of their predecessors in interest at, upon or from any of the properties now or previously owned or leased by the Company or its subsidiaries or any of their predecessors in interest in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would result in remedial action or the modification or cessation of any activity of the Company or any of its subsidiaries under any applicable law, common law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation, remedial action, damages, modification or cessation which would not have, individually or in the aggregate with all such violations, remedial actions, damages, modifications or cessations, a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; and there has been no material spill, discharge, leak, emission, injection, escape, dumping, migration or release of any kind onto such property or into the environment surrounding such property except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have, individually or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

(aa)         The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission promulgated thereunder.

(bb)         The Company is organized in conformity with the requirements for qualification as a real estate investment trust under the Code, and its present and contemplated method of operation does and will enable it to meet the requirements for taxation as a real estate investment trust (“REIT”) under the Code for the year ended December 31, 1994 and subsequent taxable years.

(cc)         The Company has, in accordance with the declaration of trust of the Company, exempted the holders of Shares from the ownership limit contained in Article IV of the declaration of trust, with respect to the ownership of the Shares.

2.             PURCHASE OF THE SHARES BY THE UNDERWRITERS.

On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase at a price of $987.50 per Share, plus accrued dividends, if any, from the date hereof until the Delivery Date (as hereinafter defined) the number of Shares set forth opposite such Underwriter’s name in Schedule I hereto.

The Company shall not be obligated to deliver any of the Shares to be delivered on the Delivery Date except upon payment for all the Shares to be purchased on the Delivery Date as provided herein.

3.             OFFERING OF SHARES BY THE UNDERWRITERS.

Upon authorization by the Underwriters of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

4.             DELIVERY OF AND PAYMENT FOR THE SHARES.

Delivery of and payment for the Shares shall be made at such place as shall be determined by agreement between the Underwriters and the Company at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date as shall be determined by agreement between the Underwriters and the Company.  This date and time are sometimes referred to as the “Delivery Date.”  On the Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Shares through the book entry facilities of The Depository Trust Company (“DTC”) against payment to or upon the order of the Company of the purchase price by wire transfer in federal or same day funds.  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.  Upon delivery, the Shares shall be registered in such names and in such denominations as the Underwriters shall request in writing not less than two full business days prior to the Delivery Date.  For the purpose of expediting the checking and packaging of the certificates for the Shares, the Company shall make the certificates representing the Shares available for inspection by the Underwriters in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

5.             FURTHER AGREEMENTS OF THE COMPANY.

The Company agrees:

(a)           To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b)           To furnish promptly to each of the Underwriters upon their request and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(c)           To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall request:  (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary in the opinion of counsel to the Underwriters during such same period to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Underwriters and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

(d)           To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Underwriters, be required by the Securities Act or requested by the Commission;

(e)           Prior to filing with the Commission (i) any amendment to the Registration Statement or supplement to the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Underwriters to the filing;

(f)            As soon as practicable after the effective date of the Registration Statement, to make generally available to the Company’s security holders an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

(g)           To endeavor, in cooperation with the Underwriters, to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Underwriters may designate, and to maintain such qualifications in effect for as long as may be required for the distribution of the Shares; and to file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign entity in any jurisdiction in which it is not so qualified;

(h)           For a period of 90 days from the date of the prospectus supplement relating to the Shares, not to, directly or indirectly, offer, sell or otherwise dispose of to institutional investors any preferred securities substantially similar to the Shares (i.e., with an initial fixed-rate period followed by a floating-rate period) or any securities which may be converted into or exchanged for any preferred securities substantially similar to the Shares, subject to the Company’s right to issue preferred securities in a privately negotiated transaction or transactions without the prior written consent of Lehman Brothers Inc. and Wachovia Capital Markets, LLC;

(i)            To apply the net proceeds from the sale of the Shares being sold by the Company as set forth in the Prospectus;

(j)            To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an “investment company” within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder;

(k)           To not, directly or indirectly, take any action designed to or which will constitute or which might reasonably be expected to cause or result in the manipulation or stabilization of the price of the Shares;

(l)            To file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares;

(m)          To use its reasonable best efforts to meet the requirements to qualify as a “real estate investment trust” under the Code for the taxable year in which sales of the Shares are to occur;

(n)           The Company will use its best efforts to take all reasonable action necessary to enable S&P and Moody’s or any other nationally recognized rating organization to provide their respective credit ratings;

(o)           The Company will cooperate with the Underwriters and use commercially reasonable efforts to permit the Shares to be eligible for clearance and settlement through the facilities of DTC; and

(p)           Prior to the Delivery Date, the Company will file the Articles Supplementary with the State Department of Assessments and Taxation of Maryland.

6.             EXPENSES.

The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Shares and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement; (e) the costs of distributing the terms of the agreement relating to the organization of the underwriting syndicate and selling group to the members thereof by mail, telex or other means of communication; (f) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Shares; (g) any applicable listing or other fees; (h) the reasonable fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); and (i) all other reasonable costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 6, Section 8 and Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters.

7.             CONDITIONS OF UNDERWRITERS’ OBLIGATIONS.

The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a)           The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

(b)           No Underwriter shall have been advised by the Company nor shall it have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in your opinion or in the opinion of Chapman and Cutler LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c)           All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)           Kirkland & Ellis LLP shall have furnished to the Underwriters its written opinion, as counsel to the Company, addressed to the Underwriters and dated the Delivery Date, substantially in the form attached hereto as Exhibit A.  In giving its opinion, Kirkland & Ellis LLP may rely as to matters of Maryland law on the opinion of Ballard Spahr Andrews & Ingersoll, LLP which opinion shall be in form and substance reasonably satisfactory to counsel for the Underwriters.

(e)           Ballard Spahr Andrews & Ingersoll, LLP shall have furnished to Underwriters its written opinion, as special Maryland counsel to the Company, addressed to the Underwriters and dated the Delivery Date, substantially in the form attached hereto as Exhibit B.

(f)            Chapman and Cutler LLP shall have furnished to the Underwriters its written opinion, as counsel to the Underwriters, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Underwriters.  In giving its opinion, Chapman and Cutler LLP may rely as to matters of Maryland law on the opinion of Ballard Spahr Andrews & Ingersoll, LLP which opinion shall be in form and substance reasonably satisfactory to counsel for the Underwriters.

(g)           The Company shall have furnished to the Underwriters a letter (the “bring-down letter”) of PricewaterhouseCoopers L.L.P., addressed to the Underwriters and dated the Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given or incorporated by reference in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter (the “initial letter”) delivered to the Underwriters concurrently with the execution of this Agreement and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(h)           The Company shall have furnished to the Underwriters a certificate, dated the Delivery Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

(i)            The representations, warranties and agreements of the Company in Section 1 are true and correct as of the Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 7(a) and 7(i) have been fulfilled;

(ii)           No stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of each such officer’s knowledge, no proceeding for that purpose is pending or threatened by the Commission;

(iii)          All filings required by Rule 424(b) of the Rules and Regulations have been made; and

(iv)          They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus which has not been so set forth.

(i)            (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood, earthquake or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; (ii) since such date there shall not have been any change in the capital stock or shares of beneficial interest, as the case may be, or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, or (iii) trading in the shares of beneficial interest of the Company has not been suspended by the Commission or the New York Stock Exchange, the effect of which, in any such case described in clause (i), (ii) or (iii), is, in the judgment of Lehman Brothers Inc. and Wachovia Capital Markets, LLC, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

(j)            Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:  (i) any change in the capital stock or shares of beneficial interest, as the case may be, or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, shareholders’ equity, business, properties, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market or the establishment of minimum prices on such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (iii) a general moratorium on commercial banking activities declared by Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) any downgrading in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) of the Rules and Regulations), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of a national emergency or war by the United States, an act of terrorism shall have been committed against the United States or any of its nationals or properties; or (vi) there shall have occurred such a calamity or crisis or such a material adverse change in general domestic or international economic, political or financial conditions, including without limitation as a result of terrorist activities (or the effect of international conditions on the financial markets in the United States shall be such), that in the judgment of Lehman Brothers Inc. and Wachovia Capital Markets, LLC, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.  The Company shall furnish to you conformed copies of such opinions, certificates, letters and other documents in such number as you shall reasonably request.  If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, the Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Delivery Date, by you.  Any such cancellation shall be without liability of the Underwriters to the Company.  Notice of such cancellation shall be given the Company in writing, or by telegraph or telephone and confirmed in writing.

8.             INDEMNIFICATION AND CONTRIBUTION

(a)           The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter or controlling person may become subject, under the

Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein.  The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any controlling person of that Underwriter.

(b)           Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.  The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

(c)           Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriters shall have the right to employ counsel to represent jointly the Underwriters and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 8 if the Underwriters shall have reasonably concluded that there may be legal defenses available to them which are different from or additional to those available to the Company, or the Underwriters and the Company may have conflicting interests which would make it inappropriate for the same counsel to represent both of them, and in that event the fees and expenses of such separate counsel shall be paid by the Company.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)           If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the amount equal to the difference between the aggregate price for which the Underwriters resell the Shares and the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

(e)           The Underwriters severally confirm that the statements with respect to the public offering of the Shares set forth on the cover page of, and under the caption “Underwriting” in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

9.             DEFAULTING UNDERWRITERS.

If on the Delivery Date any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Shares which the defaulting Underwriter agreed but failed to purchase on the Delivery Date in the respective proportions which the number of Shares set opposite the name of each remaining non-defaulting Underwriter in Schedule I hereto bears to the total number of shares of the Shares set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Shares on the Delivery Date if the total number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Shares to be purchased on the Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Shares which it agreed to purchase on the Delivery Date pursuant to the terms of Section 2.  If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Shares to be purchased on the Delivery Date.  If the remaining Underwriters or other underwriters satisfactory to the Underwriters do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company and the Underwriters will continue to be liable for the payment of expenses to the extent set forth in Sections 6, 8 and 11.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto who, pursuant to this Section 9, purchases Shares which a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default.  If other underwriters are obligated or agree to purchase the Shares of a defaulting or withdrawing Underwriter, either the Underwriters or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

10.           TERMINATION.

The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Company prior to delivery of and payment for the Shares, if, prior to that time, any of the events described in Sections 7(i) or 7(j) shall have occurred or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

11.           REIMBURSEMENT OF UNDERWRITERS’ EXPENSES.

(a)           If the Company shall fail to tender the Shares for delivery to the Underwriters unless for any reason permitted under this Agreement, the Company shall reimburse the Underwriters reasonable fees and expenses of Underwriters’ counsel and for such other reasonable out of pocket expenses as shall have been incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Company shall pay the full amount to the Underwriters.

(b)           If the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 10), the Company shall reimburse the Underwriters 50% of the aggregate of the reasonable fees and expenses of Underwriters’ counsel and such other reasonable out-of-pocket expenses as shall have been incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Company shall pay such amount to the Underwriters.  If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of these expenses.

12.           NOTICES, ETC.

All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)           if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 745 7th Avenue, New York, New York 10019, Attention: Debt Capital Markets, Real Estate Group (Fax:  212-526-0943), with a copy to the General Counsel, at the foregoing address and fax number.

(b)           if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:  Paul Fisher, Chief Financial Officer (Fax: 630-586-8010).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.  The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc.

13.           PERSONS ENTITLED TO BENEFIT OF AGREEMENT.

This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

14.           SURVIVAL.

The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

15.           DEFINITION OF THE TERMS “BUSINESS DAY” AND “SUBSIDIARY.”

For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange is open for trading and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

16.           GOVERNING LAW.

This Agreement shall be governed by and construed in accordance with the laws of New York.

17.           COUNTERPARTS.

This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

18.           HEADINGS.

The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

CENTERPOINT PROPERTIES TRUST

			By	/S/ MICHAEL J. KRAFT
				Name:	Michael J. Kraft
				Title:	Vice President - Finance

ACCEPTED:

LEHMAN BROTHERS INC.
WACHOVIA CAPITAL MARKETS, LLC
J.P. MORGAN SECURITIES, INC.

By: LEHMAN BROTHERS INC.

By	/S/ KEVIN SMITH
	Name:	Kevin Smith
	Title:	Managing Director

SCHEDULE I

UNDERWRITERS	NUMBER OF SHARES

Lehman Brothers Inc.	45,000
Wachovia Capital Markets, LLC	40,000
J.P. Morgan Securities, Inc.	15,000

TOTAL	100,000

EXHIBIT A

FORM OF COMPANY COUNSEL OPINION

(a)           The execution, delivery and performance by the Company of the Underwriting Agreement and the Remarketing Agreement, the Company’s performance of its obligations in the Underwriting Agreement, the Remarketing Agreement and the Calculation Agent Agreement and the Company’s sale of the Shares to you in accordance with the Underwriting Agreement do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Company or any of its subsidiaries pursuant to any agreement or instrument filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (provided that we express no opinion as to compliance with any financial test or cross default provision in any such agreement or instrument) or (ii) constitute a violation by the Company of any law, statute or regulation (except that we express no opinion in this paragraph as to compliance with any disclosure requirement or any prohibition against fraud or misrepresentation or as to whether performance of the indemnification or contribution provisions in the Underwriting Agreement or the Remarketing Agreement would be permitted) or any order known to us of any court or governmental agency having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets.

(b)           We have no knowledge about any legal or governmental proceeding that is pending or threatened against the Company that has caused us to conclude that such proceeding is required by Item 103 of Regulation S-K to be described in the Prospectus but that is not so described.  We have no knowledge about any contract to which the Company is a party or to which any of its property is subject that has caused us to conclude that such contract is required to be described in the Prospectus, but is not so described or is required to be filed as an exhibit to the Registration Statement but has not been so filed.

(c)           The Registration Statement was declared effective under the Securities Act on May 27, 2004 (the “effective date”) and we have no knowledge, after inquiry of the Commission staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or overtly threatened by, the Commission.  Any required filing of the Prospectus pursuant to Rule 424(b) have been made in the manner and within the time period required by Rule 424(b).

(d)           The Company was not required to obtain any consent, approval, authorization or order of governmental agency for the issuance, delivery and sale of the Shares under the Underwriting Agreement except for the order by the Commission declaring the Registration Statement effective.

(e)           The information in the Base Prospectus under the heading “Federal Income Tax Considerations Relating to Our REIT Status” and in the Prospectus Supplement under the heading “Certain United States Federal Income Tax Consequences” to the extent that it summarizes laws, governmental rules or regulations or documents is correct is all material respects.

A-1

(f)            The Company is not an “investment company” within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

(g)           The Company is organized in conformity with the requirements for qualification as a REIT under the Code.

(h)           The Company has met the requirements to qualify as a REIT for its taxable years ending prior to the date hereof.  If (i) results of operations for its current taxable year and subsequent taxable years are in accordance with expectations set forth in an officer’s certificate dated the date hereof, the Registration Statement and the Prospectus, and (ii) the restrictions on ownership and transfer of beneficial interest in the Company are in accordance with the limitations set forth in the Declaration of Trust, the Registration Statement and the Prospectus, the Company will continue to so qualify.

Based upon our participation in the conferences and our document review identified in the preceding paragraph, our understanding of applicable law and the experience we have gained in our practice thereunder and relying as to materiality to a large extent upon the opinions and statements of officers of the Company, we can, however, advise you that nothing has come to our attention that has caused us to conclude that (i) the Registration Statement at its effective date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus at the date it bears or on the date of this letter contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) as of the effective date, either the Registration Statement or the Prospectus appeared on its face not to be responsive in all material respects to the requirements of Form S-3.

A-2

EXHIBIT B

1.             The Company has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland.

2.             The Company has the requisite real estate investment trust power and authority to own, or hold under lease, its assets and conduct its business as described in the Prospectus.

3.             The execution and delivery of the Underwriting Agreement, the Remarketing Agreement, the Calculation Agent Agreement and the Articles Supplementary by the Company have been authorized by all necessary real estate investment trust action on the part of the Company under its declaration of trust and by-laws and the Maryland REIT Law; and each of the Underwriting Agreement, the Remarketing Agreement and the Calculation Agent Agreement has been duly executed and, to our knowledge, delivered by the Company.

4.             The issuance and sale of the Shares pursuant to the Underwriting Agreement have been duly authorized by all necessary real estate investment trust action on the part of the Company under its declaration of trust and by-laws and the Maryland REIT Law; and, when issued and delivered against payment therefore, the Shares will be duly and validly issued, fully paid and non-assessable. To the extent Maryland law provides the basis for determination, each of the Underwriters is receiving good, valid and marketable title to the Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities if the Underwriters acquire such Shares in good faith and without notice of any such security interests, mortgages, pledges, liens, encumbrances, claims or equities. The terms of the Shares conform in all material respects to all statements and descriptions related thereto contained in the Registration Statement, the Articles Supplementary and the Prospectus.  The issuance of the Shares is not subject to any preemptive or other similar rights arising under Maryland REIT Law, the Company’s declaration of trust or by-laws or any agreement of which such counsel is aware.

5.             The execution and delivery by the Company of the Underwriting Agreement, the Remarketing Agreement, the Calculation Agent Agreement and the Articles Supplementary, the compliance by the Company with the provisions of the Underwriting Agreement, the Remarketing Agreement, the Calculation Agent Agreement and the Articles Supplementary and the consummation of the transactions contemplated by the Underwriting Agreement, the Remarketing Agreement, the Calculation Agent Agreement and the Articles Supplementary:  (i) will not contravene any provision of the Maryland REIT Law; (ii) will not result in any violation of the provisions of the declaration of trust or by-laws of the Company; and (iii) will not, to our knowledge, result in any violation of any order, rule, regulation or decree of any court or governmental agency or authority of the State of Maryland issued under or pursuant to the Maryland REIT Law and applicable to the properties, assets or business of the Company.

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6.             No authorization, approval, consent, decree or order of any court or governmental authority or agency is required under the Maryland REIT Law in connection with the offer, issuance and sale of the Shares in accordance with the Underwriting Agreement, except for such as have been obtained or rendered, as the case may be.

7.             The statements contained in the Prospectus under the caption “Certain Provisions of Maryland Law and of the CenterPoint Properties Trust Declaration of Trust and By-laws” insofar as such statements constitute summaries of Maryland law or of the declaration of trust or bylaws of the Company, constitute a fair summary thereof.

8.             The Company has, in accordance with the declaration of trust of the Company, exempted the holders of Shares from the ownership limitation contained in Article IV of the declaration of trust, with respect to the ownership of the Shares.

9.             The Company has authorized capitalization as set forth in the Prospectus and all of  the issued shares of capital stock of CPFT have been duly and validly authorized and issued, are fully paid and non-assessable.

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